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                                                                  EXHIBIT 10 (t)

                       FOURTH AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------


  THIS FOURTH AMENDMENT ("Fourth Amendment") dated as of the 15th day of July, 1999, to the Loan Agreement (the "Loan Agreement"), made and entered into as of July 12, 1995, by and among SUMMIT BANCSHARES, INC., a Texas corporation, (hereinafter called "Borrower") and THE FROST NATIONAL BANK, a national banking association (hereinafter called "Lender"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

                                  WITNESSETH:

     WHEREAS, Borrower executed the Loan Agreement to govern those two certain promissory notes from Lender, specifically a $8,000,000.00 Acquisition Note and a $1,000,000.00 Liquidity Note (collectively, the "Notes").

     WHEREAS, Borrower executed the First Amendment to Loan Agreement on July 15, 1996 ("First Amendment") which renewed and extended the maturity date of the
Notes: and

     WHEREAS, Borrower executed the Second Amendment to Loan Agreement on July 15, 1997 ("Second Amendment") which renewed and extended the maturity date of the Notes; and

     WHEREAS, Borrower executed the Third Amendment to Loan Agreement on July 15, 1998 ("Third Amendment") which renewed and extended the maturity date of the Notes; and

     WHEREAS, the Borrower desires to again renew and extend the unpaid principal balance of the Notes; and

     WHEREAS, the Lender agrees to renew and extend the Notes all as hereinafter provided.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

                                   ARTICLE I
                                   ---------

                          Amendment to Loan Agreement
                          ---------------------------

     1.1  Amendment to Notes.  As of the effective date hereof, the Borrower has
          -------------------
zero outstanding under the Acquisition Note and the Liquidity Note. The Borrower desires to renew these credit facilities by the execution of another Acquisition Note and Liquidity Note extending the original payment terms and the maturity date by one year. Accordingly, Sections 2.02 (a) and (b) of the Loan Agreement shall be, and are hereby, amended to read in their entirety as follows:

          (a)  Acquisition Note.  From Closing Date and continuing at all times
               -----------------
     through July 15, 2000 ( the "Revolving Credit Period") the Loan evidenced by the Acquisition Note shall be a revolving credit facility which will allow the Borrower to request such amounts as Borrower may elect from time to time (each such amount being herein called an "Advance") so long as the aggregate amount of Advances outstanding at any time under the Acquisition Note does not exceed Eight
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     Million and No/100 Dollars ($8,000,000.00) provided however, the minimum
     Advance must be at least $500,000.00. The Borrower shall have the right to borrow, repay, and borrow again under the credit facility. The outstanding principal balance of the Acquisition Note n July 15, 2000 shall convert to a term facility (the "Term Period") and shall be payable in 20 equal quarterly installments of principal plus all accrued and unpaid interest, with all unpaid principal plus all accrued and unpaid interest being due and payable on July 15, 2005. Principal and interest of the Acquisition Note shall be due and payable as provided in the Acquisition Note.

          (b)  Liquidity Note.  The Liquidity Note shall be due and payable as
               ---------------
     follows: during the Revolving Credit Period the Loan evidenced by the Liquidity Note shall be a revolving credit facility which will allow the Borrower to request such amounts as Borrower may elect from time to time (each such amount being herein called an "Advance") so long as the aggregate amount of Advances outstanding at any time under the Liquidity Note does not exceed One Million and No/100 Dollars ($1,000,000.00) provided however, the minimum Advance must be at least $50,000.00. The Borrower shall have the right to borrow, repay and borrow again under the credit facility. The outstanding principal balance of the Liquidity Note on July 15, 2000 shall convert to a term facility (the "Term Period") and shall be payable in 20 equal quarterly installments of principal plus all accrued and unpaid interest, with all unpaid principal plus all accrued and unpaid interest being due and payable on July 15, 2005. Principal and interest of the Liquidity Note shall be due and payable as provided in the Liquidity Note.

     1.2  Amendment to Negative Covenants.  The Borrower and Lender agree to
          --------------------------------
amend, and do hereby amend, Sections 5.04, 5.06, 5.10 of the Negative Covenants in the Loan Agreement such that after the amendment such Sections shall read in their entirety as follows:

          "5.04 Tangible Net Worth.  The Borrower shall not permit its
                ------------------
     consolidated Tangible Net Worth to at any time be less than Thirty Five Million and No/100 Dollars ($35,000,000.00) plus the Tangible Net Worth of any subsidiaries acquired after Closing Date. The Borrower shall not permit the Bank's Tangible Net Worth at any Time to be less than Fifteen Million and No/100 Dollars ($15,000,000.00)."

          "5.06 Dividends.  Borrower shall not declare or pay any dividends,
                ---------
     make any payment on account of any class of the capital stock of Borrower now or hereafter outstanding, or make any distribution of cash or property to holders of any shares of such stock which exceed $3,500,000.00 in the aggregate during any fiscal year, provided however, without Lender's prior written consent, Borrower will not declare any dividend so long as Borrower is in default in payment of the Obligations. Payment by Borrower for shares purchased under a stock repurchase plan by which Borrower purchases its own shares on the open market will not be considered a distribution to shareholders."

          "5.10 Limitation on Debt.  Borrower shall not, nor allow any
                ------------------
     Subsidiary to, create, incur, assume, become liable in any manner in respect of, or suffer to exist, any debt for borrowed money except:

          (a) debt, excluding debt created under this Agreement, not in excess of $1,000,000.00 at any one time outstanding;
          (b)  debt created under this Agreement;

          (c)  debt secured by a purchase money security interest; and
          (d) $10,000,000.00 of federal funds purchased excluding intercompany transactions (meaning transaction between or among Borrower and its Subsidiaries, or any of them).

     1.3  Amendment to Loan Agreement.  The Borrower and Lender agree to add,
          ----------------------------
and do hereby add, Section 5.13 in the Loan Agreement such that after the amendment such Section shall read in its entirety as follows:

          "5.13 Loan Loss Reserve.  Borrower shall cause the Bank to maintain at
                -----------------
     all times a reserve for loan losses in an amount not less than 1.0% of total loans (on a consolidated basis), to be calculated at the end of each fiscal quarter."

                                  ARTICLE II
                                  ----------

                          Conditions of Effectiveness
                          ---------------------------

     2.1  Effective Date.  This Fourth Amendment shall become effective as of
          ---------------
July 15, 1999, when, and only when, Lender shall have received counterparts of this Fourth Amendment executed and delivered by Borrower and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender.

          (a)  Renewal Notes.  Borrower shall have executed and delivered to
               -------------
               Lender a new Acquisition Note and Liquidity Note, payable to the order of Lender as set forth therein, duly executed on behalf of the Borrower, dated effective July 15, 1999 in the principal amounts of $8,000,000.00 and $1,000,000.00, respectively.

          (b)  Additional Loan Documents.  Borrower shall have executed and
               --------------------------
               delivered to Lender such other documents as shall have been requested by Lender to renew, and extend, the Loan Documents to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.


                                  ARTICLE III
                                  -----------

                         Representations and Warranties
                         ------------------------------

     3.1  Representations and Warranties.  In order to induce Lender to enter
          -------------------------------
into this Fourth Amendment, Borrower represents and warrants the following:

          (a) Borrower has the corporate power to execute and deliver this Fourth Amendment, the Notes, and other Loan Documents and to perform all of its obligations in connection herewith and therewith.

          (b) The execution and delivery by Borrower of this Fourth Amendment, the Notes, and other Loan Documents and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state provincial or other governmental authority or regulatory body.

          (c) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any properties or rights of Borrower or involving this Fourth Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower, to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Fourth Amendment.

          (d) The representations and warranties of Borrower contained in the Loan Agreement, this Fourth Amendment, the Notes, and any other Loan Document securing Borrower's Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.


                                   ARTICLE IV
                                   ----------

                     Ratification of Obligations and Liens
                     -------------------------------------

     4.1  Ratification of Obligation.  The Borrower does here acknowledge,
          ---------------------------
ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment), the Notes and all other Loan Documents.

     4.2  Valid Liens.  Borrower hereby acknowledges and agrees that the liens
          ------------
and security interests of the Loan Documents are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by Lender in writing. Nothing herein contained shall affect or impair the validity or priority of the liens and security interests under the Loan Documents.

     4.3  Ratification of Agreements.  The Loan Agreement (as previously amended
          ---------------------------
by the First Amendment, Second Amendment and the Third Amendment), this Fourth Amendment, the Notes, and each other Loan Document, as hereby amended, is acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement (as previously amended) and as amended by this Fourth Amendment. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement. The Borrower acknowledges, ratifies and confirms that the collateral securing the Loan secures all of the indebtedness of the Borrower, including without limitation, the Notes.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     5.1  Survival of Agreements.  All representations, warranties, covenants
          -----------------------
and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Fourth Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Notes and all other Loan Documents, and shall further survive until all of Borrower's Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the respective representations and warranties by Borrower and/or respective agreements and covenants of Borrower under this Fourth Amendment and under the Loan Agreement.

     5.2  Loan Document.  This Fourth Amendment, the Notes, and each other Loan
          --------------
Documents executed in connections herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.

     5.3  Governing Law.  This Fourth Amendment shall be governed by and
          --------------
construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.

     5.4  Counterparts.  This Fourth Amendment may be separately executed in any
          -------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Fourth Amendment.

     5.5  Release of Claims.  Borrower by its execution of this Fourth
          ------------------
Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.

     5.6  Attorneys' Fees.  Borrower hereby agrees to pay Lender, upon demand,
          ----------------
the reasonable attorneys' fees and expenses of Lender's counsel, filing and recording fees and other reasonable expenses incurred by Lender in connection with this Fourth Amendment. Borrower also agrees to provide to Lender such other documents and instruments as Lender may reasonably request in connection with the renewal, extension and modification of the Loans mentioned herein.

     5.7  ENTIRE AGREEMENT.  THIS FOURTH AMENDMENT, TOGETHER WITH ANY LOAN
          -----------------
DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS FOURTH AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUCTIONS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT,

REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

     IN WITNESS WHEREOF, this Fourth Amendment is executed effective as of the date first written above.

BORROWER:                     SUMMIT BANCSHARES, INC.

                                    By:  /s/ Philip E. Norwood
                                        -----------------------------
                                    Its: Chairman
                                        -----------------------------


                                    By:  /s/ Bob G. Scott
                                        -----------------------------
                                    Its: Executive Vice President
                                        -----------------------------



LENDER:                             THE FROST NATIONAL BANK

                                    By:  /s/  Jerry L. Crutsinger
                                        ----- -----------------------
                                    Its: Vice President
                                        -----------------------------